Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Balanced Fund
- BNY Mellon Bond Fund
- BNY Mellon Intermediate Bond Fund

On April 2, 2008, Mellon Balanced Fund, now known as BNY Mellon Balanced Fund, Mellon Bond Fund, now known as BNY Mellon Bond Fund and Mellon Intermediate Bond Fund, now known as BNY Mellon Intermediate Bond Fund (collectively, the "Funds"), each a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased $1,065,000, $7,685,000 and $7,000,000, respectively, of Oracle Corp. 5.75% bonds due 4/15/2018 - Rated: A2/A/A, CUSIP No.: 68389XAC9 (the "Bonds") at a purchase price of $99.953 per unit. The Bonds were purchased from Morgan Stanley, a member of the underwriting syndicate offering the Bonds, from its account. BNY Capital Markets, Inc., an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Morgan Stanley

Bank of America Securities LLC
BMO Capital Markets
BNP PARIBAS
BNY Capital Markets, Inc.
Citi
Credit Suisse
HSBC
Lehman Brothers
Merrill Lynch & Co.
Mitsubishi UFJ Securities
Mizuho Securities USA Inc.
Morgan Stanley
RBC Capital Markets
RBS Greenwich Capital
SOCIETE GENERALE
UCI Capital Markets
Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 9, 2008.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Balanced Fund
2. Anticipated Purchase Date: 4/2/2008
3. Total Net Assets of Account/Fund: $346,047,259
4. Type and Description of Security to be Purchased Oracle Corp. 5.75% 4/15/2018
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $2,500,000,000
9. CUSIP: 68389XAC9
10. Amount Purchased by Account/Fund: 1,065,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.04%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.31%
13. Purchase Price of Securities (if at par, so state): $99.953
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 5.756%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 5.756%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.___X___; MTONE______;
    Mellon Private Trust Co. N. A. __________;Other (Describe)____________

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box Ž if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) [signature] Signature John Flahive Date 4/14/08
AND
LOB CIO/Designate Name (Print) [signature] Signature John Flahive Date 4/14/08
AND
Chief Compliance Officer Name (Print) Katherine Carr Signature [signature] Date 4/14/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Bond Fund
2. Anticipated Purchase Date: 4/2/2008
3. Total Net Assets of Account/Fund: $1,001,788,517
4. Type and Description of Security to be Purchased Oracle Corp. 5.75% 4/15/2018
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $2,500,000,000
9. CUSIP: 68389XAC9
10. Amount Purchased by Account/Fund: 7,685,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.31%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.77%
13. Purchase Price of Securities (if at par, so state): $99.953
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 5.756%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 5.756%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.__X__; MTONE__X__;
Mellon Private Trust Co. N. A. __X__;Other (Describe)______

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box Ž if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) [signature] Signature John Flahive Date 4/14/08
AND
LOB CIO/Designate Name (Print) [signature] Signature John Flahive Date 4/14/08
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 4/14/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Intermediate Bond Fund
2. Anticipated Purchase Date: 4/2/2008
3. Total Net Assets of Account/Fund: $827,078,906
4. Type and Description of Security to be Purchased Oracle Corp. 5.75% 4/15/2018
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $2,500,000,000
9. CUSIP: 68389XAC9
10. Amount Purchased by Account/Fund: 7,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.28%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.85%
13. Purchase Price of Securities (if at par, so state): $99.953
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 5.756%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 5.756%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.__X__; MTONE__X__; Mellon Private Trust Co. N. A. __X__;Other (Describe)______

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box Ẑ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) [signature] Signature John Flahive Date 4/14/08
AND
LOB CIO/Designate Name (Print) [signature] Signature John Flahive Date 4/14/08
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 4/14/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund

On April 15, 2008, Mellon Intermediate Bond Fund, now known as BNY Mellon Intermediate Bond Fund (the "Fund"), a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased $2,565,000 of XTO Energy, Inc. 5.5% bonds due 6/15/2018 - Rated: Baa2/BBB, CUSIP No.: 98385XAP1 (the "Bonds") at a purchase price of $99.539 per unit. The Bonds were purchased from Lehman Brothers, a member of the underwriting syndicate offering the bonds, from its account. BNY Capital Markets, Inc., an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

Lehman Brothers

Bank of America Securities LLC
Barclays Capital
BBVA Securities
BMO Capital Markets
BNP Paribas
BNY Capital Markets, Inc.
Citi
Comerica Securities
Credit Suisse
Deutsche Bank Securities
Fortis Securities LLC
Goldman, Sachs & Co.
Jefferies & Company
JP Morgan
Lazard Capital Markets
Merrill Lynch & Co.
Morgan Stanley
Natixis Bleichroeder Inc.
Piper Jaffray
RBS Greenwich Capital
SunTrust Robinson Humphrey
UBS Investment Bank
Wachovia Securities
Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 9, 2008.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Intermediate Bond Fund
2. Anticipated Purchase Date: 4/15/2008
3. Total Net Assets of Account/Fund: $819,262,484
4. Type and Description of Security to be Purchased XTO Energy, Inc. 5.5% 6/15/2018
5. Credit Rating of Security (Rating/Rating Agency: Baa2 / BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Lehman Brothers
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $800,000,000
9. CUSIP: 98385XAP1
10. Amount Purchased by Account/Fund: 2,565,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.32%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.31%
13. Purchase Price of Securities (if at par, so state): $99.539
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 5.561%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 5.561%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A. __X__ ; MTONE______;
Mellon Private Trust Co. N. A. _________;Other (Describe)__________

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box Ž if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 4/16/08
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 4/16/08
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature Katherine Cain Date 4/16/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Bond Fund

On May 1, 2008, Mellon Bond Fund, now known as BNY Mellon Bond Fund (the "Fund"), a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased $1,000,000 of Chubb Corp. 5.75% bonds due 5/15/2018 - Rated: A2/A/A+, CUSIP No.: 171232AR2 (the "Bonds") at a purchase price of $99.106 per unit. The Bonds were purchased from Citigroup, a member of the underwriting syndicate offering the Bonds, from its account. BNY Capital Markets, Inc., an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

Citigroup

ABN AMRO Incorporated
Bank of America Securities LLC
Blaylock Robert Van, LLC
BNY Mellon Capital Markets, LLC
Credit Suisse
Deutsche Bank Securities
Goldman, Sachs & Co.
HSBC
JP Morgan
Lehman Brothers
Merrill Lynch & Co.
UBS Investment Bank
Wachovia Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 9, 2008.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Bond Fund
2. Anticipated Purchase Date: 5/1/2008
3. Total Net Assets of Account/Fund: $1,012,077,549
4. Type and Description of Security to be Purchased Chubb Corp. 5.75% 5/15/2018
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $600,000,000
9. CUSIP: 171232AR2
10. Amount Purchased by Account/Fund: 1,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.17%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.10%
13. Purchase Price of Securities (if at par, so state): $99.106
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 5.86%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 5.86%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.__X__; MTONE______; Mellon Private Trust Co. N. A. ________;Other (Describe)__________

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box Ž if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) JOHN FLAHIVE Signature [signature] Date 5/5/08
AND
LOB CIO/Designate Name (Print) JOHN FLAHIVE Signature [signature] Date 5/5/08
AND
Chief Compliance Officer Name (Print) KATHERINE CAIN Signature [signature] Date 5/2/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Balanced Fund
- BNY Mellon Bond Fund

On May 13, 2008, Mellon Balanced Fund, now known as BNY Mellon Balanced Fund and Mellon Bond Fund, now known as BNY Mellon Bond Fund (together, the "Funds"), each a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased $385,000 and $2,790,000, respectively, of United Technologies Corp. 6.125% bonds due 7/15/2038 - Rated: A2/A/A+, CUSIP No.: 913017BP3 (the "Bonds") at a purchase price of $99.707 per unit. The Bonds were purchased from Citigroup, a member of the underwriting syndicate offering the Bonds, from their account. BNY Capital Markets, Inc., an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Citigroup

Bank of America Securities LLC
BNP PARIBAS
Deutsche Bank Securities
Daiwa Securities America Inc.
HSBC
JP Morgan
Mitsubishi UFJ Securities
RBS Greenwich Capital

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 9, 2008.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Balanced Fund
2. Anticipated Purchase Date: 5/13/2008
3. Total Net Assets of Account/Fund: $357,550,166
4. Type and Description of Security to be Purchased United Technologies Corp. 6.125% 7/15/2038
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,000,000,000
9. CUSIP: 913017BP3
10. Amount Purchased by Account/Fund: 385,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.04%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.11%
13. Purchase Price of Securities (if at par, so state): $99.707
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 6.145%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 6.145%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.____X____; MTONE_______;
Mellon Private Trust Co. N. A. __________;Other (Describe)__________

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box Ž if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 5/21/08
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 5/21/08
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 5/14/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Bond Fund
2. Anticipated Purchase Date: 5/13/2008
3. Total Net Assets of Account/Fund: $1,047,537,216
4. Type and Description of Security to be Purchased United Technologies Corp. 6.125% 7/15/2038
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,000,000,000
9. CUSIP: 913017BP3
10. Amount Purchased by Account/Fund: 2,790,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.28%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.27%
13. Purchase Price of Securities (if at par, so state): $99.707
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 6.145%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 6.145%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.__X__; MTONE____; Mellon Private Trust Co. N. A. ______;Other (Describe)______

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box Ž if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 5/21/08
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 5/21/08
AND
Chief Compliance Officer Name (Print) Katherine Carr Signature [signature] Date 5/14/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	4/15/08

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Balanced Fund
- BNY Mellon Bond Fund
- BNY Mellon Intermediate Bond Fund

On January 11, 2008, Mellon Balanced Fund, now known as BNY Mellon Balanced Fund, Mellon Bond Fund, now known as BNY Mellon Bond Fund and Mellon Intermediate Bond Fund, now known as BNY Mellon Intermediate Bond Fund (collectively, the "Funds"), each a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased $320,000, $2,145,000 and $1,780,000, respectively, of MBIA Insurance Co. 14% bonds due 1/15/2033 - Rated: Aa2/AA/AA, CUSIP No.: 55276GAA3 (the "Bonds") at a purchase price of $100.00 per unit. The Bonds were purchased from Lehman Brothers, a member of the underwriting syndicate offering the Bonds, from its account. BNY Capital Markets, Inc., an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Lehman Brothers

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 3, 2008.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Balanced Fund
2. Anticipated Purchase Date: 1/11/2008
3. Total Net Assets of Account/Fund: $341,576,400
4. Type and Description of Security to be Purchased MBIA Insurance Co. 14% 1/15/2033
5. Credit Rating of Security (Rating/Rating Agency: Aa2 Moody's / AA S&P / AA Fitch
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Lehman Brothers
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,000,000,000
9. CUSIP: 55276GAA3
10. Amount Purchased by Account/Fund: 320,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.03%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.09%
13. Purchase Price of Securities (If at par, so state): $100.000
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 14%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 14%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.___X___; MTONE_______;
    Mellon Private Trust Co. N. A. __________;Other (Describe)____________;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) JOHN FLAHIVE Signature [signature] Date 2/8/08
AND
LOB CIO/Designate Name (Print) JOHN FLAHIVE Signature [signature] Date 2/8/08
AND
Chief Compliance Officer Name (Print) KATHERINE CAIN Signature [signature] Date 2/8/08

: **Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)**
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Bond Fund
2. Anticipated Purchase Date: 1/11/2008
3. Total Net Assets of Account/Fund: $1,004,422,394
4. Type and Description of Security to be Purchased MBIA Insurance Co. 14% 1/15/2033
5. Credit Rating of Security (Rating/Rating Agency: Aa2 Moody's / AA S&P / AA Fitch
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Lehman Brothers
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,000,000,000
9. CUSIP: 55276GAA3
10. Amount Purchased by Account/Fund: 2,145,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.21%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.21%
13. Purchase Price of Securities (if at par, so state): $100,000
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 14%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 14%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A. X ; MTONE ____; Mellon Private Trust Co. N. A. ____ ;Other (Describe) ____;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/8/08
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/8/08
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/8/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Intermediate Bond Fund
2. Anticipated Purchase Date: 1/11/2008
3. Total Net Assets of Account/Fund: $824,085,855
4. Type and Description of Security to be Purchased MBIA Insurance Co. 14% 1/15/2033
5. Credit Rating of Security (Rating/Rating Agency: Aa2 Moody's / AA S&P / AA Fitch
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Lehman Brothers
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,000,000,000
9. CUSIP: 55276GAA3
10. Amount Purchased by Account/Fund: 1,780,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.18%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.22%
13. Purchase Price of Securities (if at par, so state): $100.000
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 14%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 14%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A. __X__; MTONE _____;
Mellon Private Trust Co. N. A. ________;Other (Describe) ________;

Mutual Fund Purchases Only:

7. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
8. Was Security Purchased on Offer Date? (Must be Yes): Yes
9. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
10. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
11. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
12. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive   Signature [signature]   Date 2/8/08
AND
LOB CIO/Designate Name (Print) John Flahive   Signature [signature]   Date 2/8/08
AND
Chief Compliance Officer Name (Print) Katherine Cain   Signature [signature]   Date 2/8/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	Joseph W. Connolly *Chief Compliance Officer* BNY Mellon Funds Trust	7/11/08